CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statements (Form S-8
No. 33-53896 and No. 333-06105).




                                /s/ ARTHUR ANDERSEN LLP
                                ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
March 24, 1998